UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2005

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of July 1, 2005, providing for the issuance of

Mortgage Pass-Through Certificates, Series 2005-3)

Citigroup Mortgage Loan Trust Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-117349	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition of Disposition of Assets

Item 2.01	Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On July 29, 2005, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2005-3 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the “Depositor”), CitiMortgage, Inc. as master servicer and trust administrator (“CitiMortgage”), Citibank, N.A. as paying agent, certificate registrar and authenticating agent (“Citibank”) and U.S. Bank National Association as trustee (the “Trustee”). The Certificates consist of thirty-five classes of certificates (collectively, the “Certificates”), designated as the “Class I-A1 Certificates,” the “Class I-A2 Certificates,” the “Class I-B1 Certificates,” the “Class I-B2 Certificates,” the “Class I-B3 Certificates,” the “Class I-B4 Certificates,” the “Class I-B5 Certificates,” the “Class I-B6 Certificates,” the “Class I-R Certificates,” the “Class II-A1 Certificates,” the “Class II-A2 Certificates,” the “Class II-A2A Certificates,” the “Class II-A2B Certificates,” the “Class II-A3 Certificates,” the “Class II-A4 Certificates,” the “Class II-A4A-1 Certificates,” the “Class II-A4B-1 Certificates,” the “Class II-A4A-2 Certificates,” the “Class II-A4B-2Certificates,” the “Class II-B1 Certificates,” the “Class II-B2 Certificates,” the “Class II-B3 Certificates,” the “Class II-B4 Certificates,” the “Class II-B5 Certificates,” the “Class II-B6 Certificates,” the “Class II-R Certificates,” the “Class III-A1 Certificates,” the “Class III-A2 Certificates,” the “Class III-B1 Certificates,” the “Class III-B2 Certificates,” the “Class III-B3 Certificates,” the “Class III-B4 Certificates,” the “Class III-B5 Certificates,” the “Class III-B6 Certificates” and the “Class III-R Certificates.” The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $1,014,477,079 as of July 1, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated July 28, 2005 (the “Mortgage Loan Purchase Agreement”), between the Depositor and Citigroup Global Markets Realty Corp. The

Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to an Underwriting Agreement, dated July 28, 2005, between the Depositor and the Representative and also pursuant to a Certificate Purchase Agreement, dated July 29, 2005, between the Depositor and the Representative.

The Certificates have the following Initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance (1)	Pass-Through Rate
I-A1	$75,989,000	Variable(2)
I-A2	$9,210,000	Variable(2)
I-B1	$2,994,000	Variable(2)
I-B2	$1,382,000	Variable(2)
I-B3	$875,000	Variable(2)
I-B4	$507,000	Variable(2)
I-B5	$322,000	Variable(2)
I-B6	$829,887	Variable(2)
I-R	$100	Variable(2)
II-A1	$63,364,000	Variable(2)
II-A2	$50,000,000	Variable(2)
II-A2A	$292,485,000	Variable(2)
II-A2B	$73,121,000	Variable(2)
II-A3	$86,157,000	Variable(2)
II-A4	$57,016,000	Variable(2)
II-A4A-1	$61,767,000	Variable(2)
II-A4B-1	$1,402,000	Variable(2)
II-A4A-2	$101,855,000	Variable(2)
II-A4B-2	$4,731,000	Variable(2)
II-B1	$19,022,000	Variable(2)
II-B2	$5,789,000	Variable(2)
II-B3	$3,722,000	Variable(2)
II-B4	$2,068,000	Variable(2)
II-B5	$2,068,000	Variable(2)
II-B6	$2,481,324	Variable(2)
II-R	$100	Variable(2)
III-A1	$81,260,000	Variable(2)
III-A2	$9,531,000	Variable(2)
III-B1	$2,192,000	Variable(2)
III-B2	$906,000	Variable(2)
III-B3	$572,000	Variable(2)
III-B4	$238,000	Variable(2)
III-B5	$191,000	Variable(2)
III-B6	$429,104	Variable(2)
III-R	$100	Variable(2)

(1) Approximate.

(2) Calculated as described in the prospectus supplement.

The Certificates, other than the I-B4, I-B5, I-B6, II-B4, II-B5, II-B6, III-B4, III-B5, and IIIB-6 Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated May 3, 2005, and the Prospectus Supplement, dated July 28, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class I-B4, I-B5, I-B6, II-B4, II-B5, II-B6, III-B4, III-B5, and III-B6 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
	(a)	Not applicable
	(b)	Not applicable
	(c)	Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of July 1, 2005, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, CitiMortgage, Inc. as Master Servicer and trust administrator, Citibank, N.A. as paying agent, certificate registrar and authenticating agent and U.S. Bank National Association as Trustee, relating to the Series 2005-3 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	August 16, 2005

CITIGROUP MORTGAGE LOAN TRUST INC.

By:           /s/ Peter D. Steinmetz

Name:	Peter D. Steinmetz
Title:	Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of July 1, 2005, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, CitiMortgage, Inc. as Master Servicer and trust administrator, Citibank, N.A. as paying agent, certificate registrar and authenticating agent and U.S. Bank National Association as Trustee, relating to the Series 2005-3 Certificates.	7